WILSHIRE MUTUAL FUNDS, INC.
(the “Company”)
Wilshire Large Company Growth Portfolio
Investment Class Shares (DTLGX)
Institutional Class Shares (WLCGX)

Supplement dated June 1, 2010 to the Prospectus of the Wilshire Large Company Growth Portfolio (the “Portfolio”) of the Company dated May 1, 2010

This Supplement information replaces and supersedes any contrary information contained in the Prospectus.

Pursuant to an exemptive order from the Securities and Exchange Commission, Wilshire Associates Incorporated (“Wilshire”) may add a sub-adviser and enter into a subadvisory agreement without shareholder approval, as may normally be required by the Investment Company Act of 1940, as amended, upon approval of the Board of Directors of the Company (the “Board”).

On May 21, 2010, the Board approved the appointment of Cornerstone Capital Management, Inc. (“Cornerstone”) as a new sub-adviser to the Wilshire Large Company Growth Portfolio (the “Portfolio”), effective as of June 1, 2010.  Also on May 21, 2010, Wilshire notified the Board of the termination of Payden & Rygel, Quest Investment Management and Sawgrass Asset Management, L.L.C. as sub-advisers to the Portfolio effective as of June 1, 2010.  Victory Capital Management Inc. and Los Angeles Capital Management and Research will continue as sub-advisers to the Portfolio.

THE FOLLOWING INFORMATION REPLACES AND SUPERSEDES THE INFORMATION UNDER THE HEADING “PRINCIPAL INVESTMENT STRATEGIES” ON PAGES 4 AND 5 OF THE PROSPECTUS:
Principal Investment Strategies

•	The Portfolio focuses on the large company growth segment of the U.S. equity market.
•	The Portfolio invests substantially all of its assets in common stock of companies with the largest market capitalizations greater than approximately $806 million as of December 31, 2009.
•	The Portfolio invests in companies that historically have above average earnings or sales growth and retention of earnings, often such companies have above average price to earnings ratios.
•	The Portfolio uses a multi-manager strategy with multiple sub-advisers who employ different strategies. Each sub-adviser’s strategy is set forth below:

Los Angeles Capital Management and Equity Research (“LA Capital”). In managing its portion of the Large Company Growth Portfolio, LA Capital uses its proprietary “Dynamic Alpha” stock selection model to seek to generate incremental returns above the Portfolio’s benchmark, while attempting to control investment risk relative to the benchmark. Securities with declining alphas or those which increase portfolio risk become sell candidates while securities with improving alphas or those which decrease portfolio risk become buy candidates.

Victory Capital Management Inc (“Victory”). Victory employs a growth-oriented style using bottom-up fundamental company analysis as a basis for all investment decisions. Victory constructs its portion of the Large Company Growth Portfolio with high-quality, large-capitalization equity securities that Victory believes are likely to produce superior earnings growth. Victory sells a stock when the fundamental characteristics deteriorate or when a better investment opportunity is identified, and a position is reduced when a 10% position size limit is reached.

Cornerstone Capital Management, Inc. (“Cornerstone”).  Cornerstone’s investment philosophy is premised on successfully identifying a “perception gap”, which it believes exists when consensus expectations fail to recognize the true earnings power of a given company.  Cornerstone focuses broadly on companies with over $1 billion in market capitalization, strong management with a proven track record, and a sustainable competitive advantage.  Fundamentally, Cornerstone looks to invest in companies with strong organic revenue and operating earnings growth, financially conservative firms whose net income is confirmed by free cash flows, and strong, flexible balance sheets.  A further distinguishing feature of Cornerstone’s process is a short-term contrarian approach employed within the context of long-term fundamentals, where it will actively buy and sell around short-term price movement of a company as long as there are no changes to its long-term fundamental expectations.  The strategy will typically hold around 35 to 55 securities.

THE FOLLOWING INFORMATION REPLACES AND SUPERSEDES THE INFORMATION UNDER THE HEADING “MANAGEMENT” AND THE SUB-HEADING “SUB-ADVISERS AND PORTFOLIO MANAGERS” ON PAGE 7 OF THE PROSPECTUS:

Sub-Advisers and Portfolio Managers

LA Capital

Thomas D. Stevens, President of LA Capital and Portfolio Manager of the Portfolio. Mr. Stevens has served as Portfolio Manager since 2002.

Victory

Erick F. Maronak, Chief Investment Officer and Senior Manager of Victory and Portfolio Manager of the Portfolio. Mr. Maronak has served as Portfolio Manager since 2007.

Scott R. Kefer, CFA, Managing Director of Victory and Portfolio Manager of the Portfolio. Mr. Kefer has served as Portfolio Manager since 2007.

Jason E. Dahl, CFA, Managing Director of Victory and Portfolio Manager of the Portfolio. Mr. Dahl has served as Portfolio Manager since 2007.

Michael Koskuba, Managing Director of Victory and Portfolio Manager/Analyst of the Portfolio. Mr. Koskuba has served as Portfolio Manager since 2007

Cornerstone
Thomas G. Kamp, CFA, President, Chief Investment Officer and Portfolio Manager of Cornerstone and Portfolio Manager of the Portfolio.  Mr. Kamp has served as Portfolio Manager since 2010.

All REFERENCES TO PAYDEN & RYGEL, QUEST INVESTMENT MANAGEMNET AND SAWGRASS ASSET MANAGEMENT, L.L.C. ARE DELETED AND THE FOLLOWING INFORMATION HAS BEEN ADDED UNDER THE HEADING “MANAGEMENT OF THE PORTFOLIOS” AND THE SUB-HEADING “INVESTMENT SUB-ADVISERS” STARTING ON PAGE 43 OF THE PROSPECTUS:

Cornerstone
Wilshire has entered into a subadvisory agreement with Cornerstone effective June 1, 2010, to manage a portion of the Large Company Growth Portfolio, subject to the supervision of Wilshire and the Board.  Cornerstone is located at 7101 West 78th Street, Suite 201, Bloomington, Minnesota  55439.  Andrew S. Wyatt and Thomas G. Kamp own a majority of Cornerstone and are deemed to control it. Mr. Wyatt is Chief Executive Officer and a director of the Adviser. Thomas G. Kamp, CFA, the President, Chief Investment Officer and Portfolio Manager of Cornerstone, is also an owner of Cornerstone. As of December 31, 2009, Cornerstone managed approximately $1.4 billion.  Mr. Kamp is the portfolio manager of the Portfolio.  Mr. Kamp joined Cornerstone in February 2006.  Previously, he was a Senior Vice President and Portfolio Manager at Alliance Capital Management from 1993-2006.  He earned his MBA at Northwestern University and a BSME at Southern Methodist University.

A discussion regarding the basis for the Board’s approval of the subadvisory agreement will be available in the Company’s semi-annual report to shareholders for the period ending June 30, 2010.  The Statement of Additional Information (“SAI”) provides additional information about the portfolio manager’s compensation, other accounts managed, and ownership of shares in the Portfolio.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE PROSPECTUS OF THE COMPANY FOR FUTURE REFERENCE.

WILSHIRE MUTUAL FUNDS, INC.
(the “Company”)
Wilshire Large Company Growth Portfolio
Investment Class Shares (DTLGX)
Institutional Class Shares (WLCGX)

Supplement dated June 1, 2010 to the Statement of Additional Information of the Wilshire Large Company Growth Portfolio (the “Portfolio”) of the Company dated May 1, 2010

This Supplement information replaces and supersedes any contrary information contained in the Statement of Additional Information.

ALL REFERENCES TO PAYDEN, QUEST AND SAWGRASS ARE DELETED AND THE FOLLOWING INFORMATION IS ADDED UNDER THE HEADING  “INVESTMENT SUBADVISORY AGREEMENTS AND FEES” STARTING ON PAGE 25 OF THE STATEMENT OF ADDITIONAL INFORMATION.

Effective June 1, 2010, Wilshire entered into a subadvisory agreement (the “Subadvisory Agreement”) with Cornerstone (‘Cornerstone”) to manage a portion of the Wilshire Large Company Growth Portfolio (the “Portfolio”).  Under the Subadvisory Agreement, the fees payable to the Sub-adviser with respect to the Portfolio will be paid exclusively by Wilshire and not directly by the shareholders of the Portfolio.

The Subadvisory Agreement with Cornerstone will continue in effect until June 1, 2012, unless sooner terminated as provided in certain provisions contained in the Subadvisory Agreement.  The Subadvisory Agreement will continue in effect from year-to-year thereafter with respect to the Portfolio so long as it is specifically approved for the Portfolio at least annually in the manner required by the 1940 Act.

ALL REFERENCES TO PAYDEN, QUEST AND SAWGRASS ARE DELETED AND THE FOLLOWING INFORMATION SUPPLEMENTS THE INFORMATION FOUND ON PAGE 26 OF THE STATEMENT OF ADDITIONAL INFORMATION UNDER THE SUB-HEADING “PORTFOLIO MANAGERS.”

Cornerstone   Cornerstone’s portion of the Portfolio is managed by Thomas G. Kamp, CFA.  Mr. Kamp is also responsible for the day-to-day management of other registered investment companies, other pooled investment vehicles and other advisory accounts.  As of December 31, 2009, information on these other accounts is as follows:

Portfolio Manager (Funds managed)	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
	Number	Assets Managed (in millions)	Number	Assets Managed (in millions)	Number	Assets Managed (in millions)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas G. Kamp	2	$370	7	$900	12	$130	0	0	0

Conflicts that Exist as a Result of Managing Other Accounts

As an investment adviser and fiduciary, Cornerstone owes its clients and Portfolio shareholders an undivided duty of loyalty. Cornerstone recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including the Portfolio, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. Cornerstone places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Time Management. The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of the Portfolio and/or other accounts.  Cornerstone seeks to manage such competing interests for the time and attention of a portfolio manager by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by the portfolio manager are managed using the same investment model that is used in connection with the management of the Portfolio.

Employee Personal Trading.  Cornerstone has adopted a Code of Ethics that is designed to detect and prevent conflicts of interest when its investment professionals and other personnel own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Ethics, Cornerstone permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the Portfolio. Cornerstone’s Code of Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by Cornerstone.

Managing Multiple Accounts for Multiple Clients.  Cornerstone has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including pension plans, separate accounts, collective trusts and charitable foundations. Among other things, Cornerstone’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably.

No client accounts currently feature a performance fee, so there is no incentive to favor such accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for its clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in level of assets under management.

Allocating Investment Opportunities.  Cornerstone has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at Cornerstone routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons. Cornerstone’s procedures are also designed to prevent potential conflicts of interest that may arise when managing multiple accounts, including the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities.

Broker Selection. With respect to securities transactions for the Portfolio, Cornerstone determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as separate accounts), Cornerstone may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Cornerstone may place separate, non-simultaneous, transactions for the Portfolio and another account which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or the other account.

Compensation
The following describes the structure and method of calculating the portfolio manager’s compensation. Cornerstone offers all employees a competitive base salary plus a variable annual bonus (incentive compensation). The firm has established a bonus pool which is used to compensate employees for their contributions to the success of specific investment products and the overall organization. On a periodic basis, each employee is evaluated and the management team makes the final determination of the amount to be allocated to each individual. Cornerstone’s portfolio manager for the Portfolio is an owner of Cornerstone. His compensation consists of a competitive base salary, a discretionary bonus determined by Cornerstone, and the portfolio manager’s share of overall firm profits. The portfolio manager’s bonus is determined by a number of factors. One factor is performance of a fund relative to expectations for how a fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. This performance factor is not based on the value of assets held in a fund’s portfolio. The performance factor depends on how the portfolio manager performs relative to the fund’s benchmark and the fund’s peer group, over various time periods. Additional factors include the portfolio manager’s contributions to the investment management function overall, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for Cornerstone.

As of June 1, 2010, Mr. Kamp did not own any shares of the Portfolio.

ALL REFERENCES TO PAYDEN, QUEST AND SAWGRASS ARE DELETED AND THE FOLLOWING INFORMATION IS IN ADDITION TO THE INFORMATION STARTING ON PAGE 51 OF THE STATEMENT OF ADDITIONAL INFORMATION UNDER THE HEADING “PROXY VOTING POLICIES AND PROCEDURES.”

Cornerstone uses a third-party proxy voting administrator, Risk Metrics Group, Glass, Lewis & Co. ("Risk Metrics") to monitor proxies, recommend voting decisions and ensure that proxies are submitted in a timely manner.  Summaries of Risk Metric's proxy voting policy can be found at http://www.riskmetrics.com/policy and are deemed to be incorporated herein.  Cornerstone’s Investment Policy Committee makes the final decision on how to vote proxies, though it will generally follow the recommendations of the proxy voting administrator.  Whenever the proxy voting administrator identifies proposals that are controversial or non-routine in nature, such proposals will be reviewed and determined on a case-by-case basis by the Investment Policy Committee.

Occasions may arise during the voting process in which the best interests of Cornerstone conflicts with those of its clients, including those of the Portfolio. Cornerstone's policy is to vote proxies in the best interests of its clients. To minimize any conflicts of interest, Cornerstone generally votes proxies pursuant to predetermined guidelines based on the recommendation of Risk Metrics, an independent third-party.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL INFORMATION OF THE COMPANY FOR FUTURE REFERENCE.